UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2013

Cardica, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51772 (Commission File Number)	94-3287832 (IRS Employer Identification No.)

900 Saginaw Drive, Redwood City, CA (Address of Principal Executive Offices)	94063 (Zip Code)

Registrant’s telephone number, including area code: (650) 364-9975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 15, 2013, Cardica, Inc. entered into an underwriting agreement (the “Underwriting Agreement”) with Wedbush Securities Inc. (the “Underwriter”) relating to the offering, issuance and sale (the “Offering”) of an aggregate of 14,251,368 shares of Cardica’s common stock, $0.001 par value per share (the “Shares”). Pursuant to the Underwriting Agreement, the Underwriter has agreed to purchase the Shares from Cardica at a price of $1.05 per Share, which will result in $14,963,936 of proceeds to Cardica before deducting offering expenses. The Offering is expected to close on or about March 20, 2013, subject to customary closing conditions. The Shares will be listed on The NASDAQ Global Market.

The Offering is being made pursuant to Cardica’s effective shelf registration statement on Form S-3 (Registration No. 333-171197) previously filed with the Securities and Exchange Commission (the “SEC”). Cardica has filed with the SEC a final prospectus supplement, dated March 15, 2013, relating to the issuance and sale of the Shares.

The Underwriting Agreement contains customary representations, warranties and agreements by Cardica, customary conditions to closing, indemnification obligations of Cardica and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. A copy of the opinion of Cooley LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto.

In a press release issued on March 15, 2013, Cardica announced the pricing of the Offering at a price to the public of $1.05 per Share. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 15, 2013.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release dated March 15, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardica, Inc. (Registrant)
Date: March 15, 2013	/s/ Robert Y. Newell
Robert Y. Newell, Chief Financial Officer

Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 15, 2013.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release dated March 15, 2013.